SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2017

_______________________

BROOKLINE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23695	04-3402944
(State or other jurisdiction	(Commission File No.)	(I.R.S. employer
of incorporation)		Identification No.)

131 Clarendon Street, Boston Massachusetts	2116
(Address of principal executive offices)	(Zip Code)

(617) 425-4600
(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark if the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                    [ ]

Item 8.01	Other Events

Brookline Bancorp, Inc. (the “Company”) has appointed Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”) as its transfer agent and registrar effective June 9, 2017. All of the Company’s registered shares of common stock have been transferred from American Stock Transfer & Trust Company, LLC (“AST”) to Broadridge. A sample copy of the Company’s letter to its stockholders is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

99.1      Letter to Stockholders Regarding Transfer Agent Change June 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2017	Brookline Bancorp, Inc.

	By:	/S/ Michael W. McCurdy

Michael W. McCurdy
Chief Risk Officer, General Counsel and Secretary